Exhibit 10.31

AMENDMENT NUMBER THREE

TO THE

NEW YORK STOCK EXCHANGE, INC.

SUPPLEMENTAL EXECUTIVE SAVINGS PLAN

WHEREAS, New York Stock Exchange, Inc. (“NYSE”) maintains the New York Stock Exchange, Inc. Supplemental Executive Savings Plan, amended and restated effective as of August 1, 1997, as amended thereafter (the “Plan”);

WHEREAS, NYSE may amend the Plan by action of its board of directors (the “Board”) or a person designated by the Board; and

WHEREAS, the undersigned has been duly authorized by the Board to amend the Plan; and

WHEREAS, the undersigned deems it advisable to amend the Plan.

NOW, THEREFORE, pursuant to Section 16 of the Plan, effective January 1, 2002, the Plan is hereby amended as follows:

1.             Section 1(h) of the Plan is amended by substituting “thirty-one one-hundredths (.31)” where “twenty-four one hundredths (.24)” appears therein and substituting “Two Hundred Thousand Dollars ($200,000)” where “One Hundred Fifty Thousand Dollars ($150,000)” appears therein.

2.             Section 1(r) of the Plan is amended by substituting “Two Hundred Thousand Dollars ($200,000)” where “One Hundred Fifty Thousand Dollars ($150,000)” appears therein.

3.             Section 1(s) of the Plan is amended by substituting “Two Hundred Thousand Dollars ($200,000)” where “One Hundred Fifty Thousand Dollars ($150,000)” appears therein.

4.             Section 2(b) of the Plan is amended by substituting “twenty-five percent (25%)” where “eighteen percent (18%)” appears.

5.             Section 2(b) of the plan is amended by adding the following paragraph at the end thereof:

Notwithstanding any provision of this paragraph to the contrary, each Participant who has entered into a 415 Agreement prior to January 1, 2002 with respect to the 2002 Supplemental Plan Year may make a one time election prior to January 31, 2002 on forms prescribed by the Committee, to increase the amount of the Participant’s Recognizable Salary Per Pay Period to be deferred pursuant to the 415 Agreement for the remainder of such Supplemental Plan Year with respect to future earned Salary.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this 21 day of December, 2001.

NEW YORK STOCK EXCHANGE, INC.

By:	/s/ Frank Z. Ashen

Dated:	12/21/01